UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 3, 2011 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 3, 2011.  The following is a summary of the matters voted on at the meeting:

a.	The two nominees for director were elected to serve three-year terms ending in 2014, as follows:

  Broker                          Other
Nominee                                                       For                     Withheld                            Non-voted                   Non-voted

Louise L. McCormick                            2,828,050                  115,943                                1,504,713                                    0

John F. Sasen, Sr.                                   2,815,230                  128,732                                1,504,713                                  31

b.	The appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accountant was ratified by the following stockholder vote:

For:                                                   4,325,588

Against:                                              120,883

Abstain:                                                  2,235

Broker Non-Voted:                                      0

Other Non-Voted :                                       0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation

Dated: May 5, 2011	By: /s/ Jason A. Napolitano Jason A. Napolitano Executive Vice President, Chief Financial Officer and Secretary